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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
December 28, 2007

PRINTING COMPONENTS INC.
(Exact name of registrant as specified in its charter)

NEVADA	333-141057
(State or other jurisdiction of incorporation)	(Commission File No.)

2795 Barton Street, East
Unit 5
Hamilton, Ontario
Canada L8E 2J8
(Address of principal executive offices and Zip Code)

(905) 578-3232
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

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ITEM 3.02      UNREGISTERED SALE OF EQUITY SECURITIES.

     On December 28, 2007 we sold 83,334 restricted shares of our common stock to MMB Trust located in Barbados in consideration of $50,000. The sale was made pursuant to the exemption from registration contained in Regulation S of the Securities Act of 1933, as amended. The transaction took place outside the United States of America with a non-US person.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 3rd day of January 2008.

PRINTING COMPONENTS INC.

BY: HERB ADAMS
Herb Adams, President, Principal Executive
Officer, and a member of the Board of
Directors.